UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 1, 2011
CONEXANT SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	000-24923 (Commission File Number)	25-1799439 (IRS Employer dentification No.)

4000 MacArthur Boulevard, Newport Beach, California (Address of Principal Executive Offices)	92660-3095 (Zip Code)
(949) 483-4600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02.	Termination of a Material Definitive Agreement.
     On February 28, 2011, Conexant Systems, Inc. (the “Company”) deposited with The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), as trustee under the indenture governing the Company’s outstanding 4.0% Convertible Subordinated Notes due 2026 (the “Convertible Notes”), sufficient cash to fund the redemption of all $11,218,000 of the outstanding Convertible Notes and to satisfy and discharge such indenture. On March 1, 2011, all of the Convertible Notes were redeemed for cash at 100% of their principal amount, plus accrued and unpaid interest to, but excluding, the redemption date.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXANT SYSTEMS, INC. (Registrant)
Date: March 2, 2011	By:	/s/ MARK PETERSON
		Name:	Mark Peterson
		Title:	Senior Vice President, Chief Legal Officer, and Secretary